Exhibit 10.43
FLUTTER ENTERTAINMENT PLC
2024 OMNIBUS EQUITY INCENTIVE PLAN
PERFORMANCE SHARE UNIT AWARD AGREEMENT
GRANT NOTICE
Flutter Entertainment plc, a public limited company organized under the laws of Ireland (the
“Company”), pursuant to its 2024 Omnibus Equity Incentive Plan (the “Plan”), hereby grants to the individual whose name is set forth below (the “Participant”) the number of Performance-based Restricted
Share Units set forth below (the “PSUs”) as of the date set forth below (the “Grant Date”). The PSUs are subject to the terms and conditions set forth in this Performance Share Unit Award Grant Notice (this
“Grant Notice”), the Terms and Conditions of the Performance Share Unit Award attached hereto as
Exhibit A (the “Ts&Cs”) (together with this Grant Notice, the “Agreement”), and the Plan, each of which is incorporated herein by reference. Unless otherwise defined in the Agreement, capitalized terms used in the Agreement shall have the meanings ascribed to such terms in the Plan.

Name of Participant:	[●]
Target Number of PSUs:	[●]
Grant Date:	[●]
Vesting Date:	[●]
Performance Period:	[●]
Vesting:  Except as otherwise set forth in the Agreement, the PSUs will vest on the Vesting Date, subject to the Participant continuing to be employed by, or providing services to, a Company Group Member through such date, and subject to the achievement of the performance conditions described on Exhibit B.
Acceptance:
The Participant acknowledges receipt of a copy of the Plan, the Company’s most recent prospectus that describes the Plan and the Agreement. The Participant further acknowledges that the
Participant has reviewed the Agreement, including this Grant Notice, the Ts&Cs and the Plan in their entirety, and fully understands all provisions of the Agreement and the Plan.
By the Participant’s signature below or through any electronic acceptance procedure established by the Company, the Participant agrees to be bound by the terms and conditions of the Plan and the
Agreement, including this Grant Notice and the Ts&Cs. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement. By the Participant’s signature below or through any acceptance procedure established by the Company, the Participant agrees, to the fullest extent permitted by
Applicable Law, that in lieu of receiving documents in paper format, the Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan, which the
Company may designate in its absolute discretion, may deliver in connection with this grant (including the Plan, the Agreement, account statements, prospectuses, prospectus supplements, annual and quarterly reports and all other communications and information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the
Company.
2
To accept this Award of PSUs, the Participant must consent and agree to the terms and conditions on which this Award is offered, as set forth in the Plan and the Agreement, through DocuSign (or such other administration platform as required by the Company in its absolute discretion) no later than thirty (30) days following the date on which the Agreement is presented to the Participant. If within such thirty (30)-day period the Participant does not accept this Award, the Participant will be deemed to have rejected this Award pursuant to the terms and conditions set forth in the Plan and the Agreement, including this Grant Notice and the Ts&Cs, and this Award will be cancelled automatically and without any further action on the part of the Company or the Participant immediately upon the expiration of such thirty (30)-day period, and without any additional consideration therefor.
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EXHIBIT A
TO PERFORMANCE SHARE UNIT AWARD GRANT NOTICE
TERMS AND CONDITIONS OF PERFORMANCE SHARE UNIT AWARD
Pursuant to the Grant Notice to which this Exhibit A is attached, and forms a part of, the
Company has granted to the Participant the number of PSUs set forth in the Grant Notice.
ARTICLE I.
GENERAL
Section 1.1 Incorporation of Terms of Plan. The PSUs and any Shares that may be issued to the
Participant hereunder are subject to the terms and conditions set forth in the Agreement and the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and the
Agreement, the terms of the Plan shall control.
Section 1.2 Defined Terms. For purposes of the Agreement, the following terms shall have the following meanings:
“Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than twelve (12) months.
“Good Reason” shall mean, unless otherwise set forth in an individual employment or similar agreement between the Participant and the applicable Company Group Member, termination of a
Participant’s employment by participant for any of the following reasons, without such Participant’s consent:
(a) a material, adverse change in the participant’s authority, duties or responsibilities
(including the assignment of duties materially inconsistent with the participant’s position); or
(b) a material reduction in the participant’s base salary (unless such reduction is part of a
Company-wide program to reduce expenses); or
(c) the Company’s decision to permanently relocate the Participant’s primary work location to a location that is more than 30 miles (or equivalent distance in kilometers) outside of the greater metropolitan area in which such primary work location is situated, resulting in an additional one-
way commute time of more than 60 minutes.
Notwithstanding the foregoing, none of the events or conditions set forth in this definition will constitute Good Reason unless and until (i) the Participant provides the Company (or Company Group
Member, as applicable) with written notice setting forth in detail the specific facts and circumstances allegedly giving rise to the event or condition that may constitute Good Reason within thirty (30) days following the occurrence thereof, (ii) the Company (or Company Group Member, as applicable) does not reverse or otherwise cure the event or condition within thirty (30) days of receiving such written notice, and (iii) the Participant resigns the Participant’s employment within thirty (30) days following the expiration of such cure period.

ARTICLE II.
AWARD OF PERFORMANCE SHARE UNITS
Section 2.1 Award of PSUs and Dividend Equivalents.
(a) In consideration of the Participant’s past and/or continued employment with or service to the Company Group and for other good and valuable consideration, effective as of the Grant Date, the
Company has granted to the Participant the number of PSUs set forth in the Grant Notice, upon the terms and conditions set forth in the Agreement and the Plan, subject to adjustment as provided in Section 4(c)
of the Plan. Each PSU represents the right to receive one Share at the times and subject to the conditions set forth herein. However, unless and until the PSUs have vested, the Participant will have no right to the payment of any Shares subject thereto. Prior to the actual delivery of any Shares, the PSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company.
(b) The Company hereby grants to the Participant an Award of dividend equivalents with respect to each PSU granted pursuant to the Grant Notice for all ordinary cash dividends that are paid to all or substantially all holders of the outstanding Shares between the Grant Date and the date when the applicable PSU is distributed or paid to the Participant or is forfeited or expires. The dividend equivalent shall be credited to the Participant and be deemed to be reinvested in additional PSUs (rounded down to the nearest whole PSU, with no cash or other consideration provided in lieu of any fractional Shares and the Participant having no rights or entitlements with respect to any fractional Shares) as of the record date of any such dividend based on the Fair Market Value of a Share on such date.  Each additional PSU that results from such deemed reinvestment of dividend equivalents granted hereunder shall be subject to the same vesting, distribution or payment, adjustment and other provisions that apply to the underlying PSU to which such additional PSU relates.
Section 2.2 Regular Earning and Vesting of PSUs.  The number of PSUs that are earned based on the achievement of the performance conditions shall be determined in accordance with Exhibit
B (the PSUs so earned, the “Earned PSUs”). The Earned PSUs shall vest in such amounts and at such times as are set forth in the Grant Notice, subject to Sections 2.3 and 2.4.  Any outstanding PSUs other than the Earned PSUs shall be forfeited as of the date of the determination that the PSUs are not earned.
Section 2.3 Change in Control.  Unless the Committee determines otherwise:
(a)  In the event a Change in Control occurs prior to the Vesting Date and the PSUs are not assumed or substituted by the surviving entity or successor corporation (or an Affiliate thereof) in connection with such Change in Control, then a number of PSUs that  remain outstanding as of immediately prior to the Change in Control (and have not been earlier forfeited upon a termination of employment or service) equal to (i) if the Performance Period has ended prior to such Change in Control, the number of Earned PSUs or (ii) if the Performance Period has not ended prior to such Change in
Control, the number of PSUs as would be earned based on the achievement of the performance conditions as determined by the Committee as of the Change in Control in accordance with Exhibit B, treating the
Performance Period as completed as of the Change in Control and treating the number of PSUs that are so earned as Earned PSUs, shall vest immediately prior to, but subject to the occurrence of, such Change in
Control.
(b) In the event a Change in Control occurs and the surviving entity or successor corporation (or an Affiliate thereof) assumes or substitutes the PSUs, the PSUs shall remain outstanding and, if the Performance Period shall have not yet ended, eligible to be earned  in accordance with the terms herein; provided that, if the Committee determines that the performance conditions cannot practicably continue to be measured following such Change in Control, then the Performance Period will be deemed completed and the PSUs will convert to a number of time-vesting Restricted Share Units
(“RSUs”) equal to such number of PSUs as would be earned based on the achievement of the performance conditions, as determined by the Committee as of the Change in Control in accordance with
Exhibit B. The PSUs, or such converted RSUs, shall remain eligible to vest on the Vesting Date (subject to continued employment or services, and subject to acceleration as described in Section 2.4).
(c) Any PSUs outstanding as of immediately prior to a Change in Control that remained unearned (and are not converted to time-vesting RSUs) following the application of Sections 2.3(a) and
2.3(b) shall immediately be forfeited as of the Change in Control and the Participant shall not be entitled to receive any consideration with respect thereto.
Section 2.4 Termination of Employment or Service.
(a) In the event the Participant’s employment or service with the Company Group is terminated prior to the Vesting Date, except as otherwise provided in Section 2.4(b), (c), (d), (e) or as set forth in an individual employment or similar agreement between the Participant and the applicable
Company Group Member, or as otherwise determined by the Committee in its absolute discretion, then all unvested PSUs shall be forfeited immediately upon such termination and the Participant shall not be entitled to receive any consideration with respect thereto. Employment or service for only a portion of a vesting period prior to the Vesting Date, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services except as specifically provided otherwise in the Agreement or in any individual employment or similar agreement between the Participant and the applicable Company
Group Member. A transfer of the Participant’s employment or service from one Company Group Member to another shall not be considered a termination of employment or service. The Participant’s employment or service with the Company Group shall be deemed to terminate as of the date the Participant is no longer actively providing services to the Company Group (regardless of the reason for the termination and whether or not later found to be invalid or in breach of Applicable Law or the terms of any individual employment or similar agreement between the Participant and a Company Group Member).
(b) In the event the Participant’s employment or service with the Company Group is terminated prior to the Vesting Date but after the completion of the Performance Period by the Company
Group without Cause (as defined in the Plan, if not otherwise provided in an individual employment or similar agreement between the Participant and the applicable Company Group Member), or by the
Participant for Good Reason, in each case other than in the two (2) years following a Change in Control, then, subject to the Participant’s execution and non-revocation of a customary release of claims in favor of the Company Group Members within sixty (60) days following the date of such termination, the
Participant shall immediately vest in a pro-rated portion of the PSUs (subject to the determination of the achievement of the performance conditions) and the balance of the PSUs shall be immediately forfeited upon such termination and the Participant shall not be entitled to receive any consideration with respect thereto.  For this purpose, the pro-rated portion shall be calculated by (i) multiplying (x) the total number of Earned PSUs (or the total number of RSUs that converted from the PSUs upon a Change in Control) by
(y) a fraction, the numerator of which shall be the number of days in the period commencing on the Grant
Date and concluding on the date of termination of the Participant’s employment or service, and the denominator of which shall be the number of days in the period commencing on the Grant Date and concluding on the originally scheduled Vesting Date (as set forth on the first page of the Grant Notice)
and (ii) rounding the number from the foregoing calculation to the nearest whole number.

If the Performance Period has not completed as of the date of such termination of employment or service, the target number of PSUs will be prorated as of the date of termination or service based on the fraction described in the immediately preceding sentence, and such prorated number of PSUs will remain outstanding and eligible to be earned and vest based on the achievement of the performance conditions at the end of the Performance Period in accordance with Exhibit B (with the percentages set forth in Exhibit B applied to such prorated number of PSUs rather than the target number granted).  For the avoidance of doubt, any PSUs that remain outstanding and eligible to be earned and vest pursuant to the immediately preceding sentence shall also remain eligible to be treated in accordance with Section
2.3(a) or (b) hereof, as applicable, in the event that a Change in Control occurs following the date of such termination of employment or service and if such PSUs remain outstanding immediately prior to such
Change in Control.
(c) In the event the Participant’s employment or service with the Company Group is terminated prior to the Vesting Date by the Company Group without Cause or by the Participant for Good
Reason, in each case within the two (2) years following a Change in Control, then the Participant’s then outstanding PSUs (if the Performance Period shall have already ended (including as a result of the surviving entity or successor corporation (or an Affiliate thereof) refusing to assume or substitute the
PSUs) only the Earned PSUs; and if the Performance Period has not ended, the target number of PSUs) or
RSUs that converted from the PSUs upon such Change in Control shall immediately vest and accelerate upon such termination of employment or service.
(d) In the event the Participant’s employment or service with the Company Group is terminated due to death prior to the Vesting Date, then such Participant’s then unvested and outstanding
PSUs (if the Performance Period shall have already ended (including as a result of the surviving entity or successor corporation (or an Affiliate thereof) refusing to assume or substitute the PSUs in a Change in
Control), only the Earned PSUs; and if the Performance Period has not ended, the target number of
PSUs), or RSUs converted from the PSUs upon a Change in Control shall immediately vest and accelerate upon such termination of employment or service.
(e) In the event the Participant’s employment or service with the Company Group is terminated due to Disability prior to the Vesting Date, then such Participant shall immediately vest in a pro-rated portion of the PSUs and the balance of PSUs shall be immediately forfeited. For this purpose, the pro-rated portion shall be calculated by (i) multiplying (x) the target number of PSUs (or if the
Performance Period shall have already ended (including as a result of the surviving entity or successor corporation (or an Affiliate thereof) refusing to assume or substitute the PSUs) only the Earned PSUs (or the total number of RSUs that converted from the PSUs upon a Change in Control) by (y) a fraction, the numerator of which shall be the number of days in the period commencing on the Grant Date and concluding on the date of termination of the Participant’s employment or service, and the denominator of which shall be the number of days in the period commencing on the Grant Date and concluding on the originally scheduled Vesting Date (as set forth on the first page of the Grant Notice) and (ii) rounding the number from the foregoing calculation to the nearest whole number.
Section 2.5 Settlement of PSUs.
(a) The PSUs shall be settled by the delivery of Shares to the Participant or to a third party to hold the Shares for the Participant’s benefit if directed by the Participant (either in registered form, book-entry form or as otherwise determined by the Committee) as soon as administratively practicable following the Vesting Date (or any earlier vesting upon termination of employment or service or a Change in Control as provided herein; provided that if any of the performance conditions continue following, or the number of PSUs earned based on performance has otherwise not been determined as of, the date of a termination of employment or service or a Change in Control, as provided herein, delivery shall occur as soon as administratively practicable following the last day of the Performance Period or the determination of the number of PSUs earned), and, for any Participant that is a U.S. taxpayer, no later than March 15th of the calendar year following the year in which the PSUs are no longer subject to a substantial risk of forfeiture (for the avoidance of doubt, this deadline is intended to comply with the
“short-term deferral” exemption from Section 409A of the Code). Notwithstanding the foregoing, the
Company may delay the settlement of PSUs if it reasonably determines that such payment or distribution will violate Applicable Law, provided that such settlement shall be made at the earliest date at which the
Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii), and provided further that no settlement shall be delayed under this Section 2.5(a) if such delay will result in adverse tax consequences under Section 409A of the Code.
(b) Settlement of vested PSUs shall be made by the Company in the form of whole
Shares, rounded down to the nearest whole Share, with no cash or other consideration provided in lieu of any fractional Shares. The Participant shall have no rights or entitlements with respect to any fractional
Shares.
Section 2.6 Conditions to Issuance of Certificates. The Company shall not be required to issue or deliver any Shares or to cause any Shares to be issued or delivered in registered, book-entry or any other form prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing and trading on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any Applicable Law or under rulings or regulations of the SEC, the United Kingdom Financial Conduct Authority or other governmental regulatory body, which the Committee, in its absolute discretion, determines to be necessary or advisable, (c) the obtaining of any approval or other clearance from any state, federal or national governmental agency that the
Committee, in its absolute discretion, determine to be necessary or advisable, (d) the receipt by the
Company of full payment for such Shares in accordance with Applicable Law, which may be in one or more of the forms of consideration approved by the Committee from time to time, that the Committee, in its absolute discretion, determines to be necessary or advisable, and (e) the receipt of full payment of any applicable withholding tax in accordance with Section 2.7 hereof by the Company Group Member with respect to which the applicable withholding obligation arises. Notwithstanding the foregoing, the issuance or transfer of the Shares underlying this Award shall not be accelerated or delayed if such acceleration or delay would result in adverse tax consequences under Section 409A of the Code. Delays may be permitted only to the extent permitted by Section 409A of the Code.
Section 2.7 Tax Withholding. Notwithstanding any other provision of the Agreement:
(a) Upon vesting and settlement of the Participant’s PSUs, the Company shall instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the Participant’s behalf a whole number of Shares from those Shares that are subject to this Award as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the applicable national, federal, state, regional, provincial and local taxes in any jurisdiction (including the Participant portion of any Federal Insurance Contributions Act or Social Welfare Consolidation Act 2005 obligation) required by Applicable Law to be withheld by the Company Group, and to remit the net proceeds of such sale to the applicable Company Group Member with respect to which the withholding obligation arises. The
Participant’s acceptance of this Award constitutes the Participant’s instruction and irrevocable authorization to the Company and such brokerage firm to complete the transactions described in this
Section 2.7(a), including the transactions described in the previous sentence, as applicable. In the event of the occurrence of any broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in this Section 2.7(a): (i) any Shares to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation arises, or as soon thereafter as practicable, (ii) such Shares may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price per Share, which block trade will occur on the day the tax withholding obligation arises, or as soon thereafter as practicable, (iii) the Participant will be responsible for all broker’s fees and other costs of sale, and the Participant agrees (x) that such fees and other costs of sale may be deducted from the gross proceeds of sale and (y) to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale, (iv) to the extent the proceeds of such sale exceed the required tax withholding obligation, the Company agrees to pay such excess in cash to the Participant as soon as reasonably practicable, (v) the Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the required tax withholding obligation, and (vi) in the event the proceeds of such sale are insufficient to satisfy the required tax withholding obligation, the Participant agrees to pay immediately upon demand to the applicable Company Group Member with respect to which the withholding obligation arises, an amount in cash sufficient to satisfy any remaining portion of the applicable Company Group Member’s required withholding obligation, or such Company Group Member may, in its absolute discretion, withhold such amount through payroll deduction subject to compliance with Applicable Law. If any such broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in this Section 2.7(a) would violate Applicable Law, then the Company may require that such required tax withholding obligation be satisfied by other methods permissible under
Section 9(f) of the Plan.
(b) The Participant is ultimately liable and responsible for, and, to the extent permitted by
Applicable Law, agrees to indemnify and keep indemnified the Company Group from, all taxes owed by the Participant in connection with this Award, regardless of any action taken by any Company Group
Member with respect to any tax withholding obligations that arise in connection with this Award. No
Company Group Member makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or settlement of this Award or the subsequent sale of Shares. The Company Group does not commit and is under no obligation to structure this Award to reduce or eliminate the Participant’s tax liability.
Section 2.8 Rights as Shareholder. Neither the Participant nor any Person claiming under or through the Participant will have any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable or deliverable hereunder unless and until such Shares (which may be in registered, book-entry or such other form as the Committee may approve) will have been issued in accordance with this Section 2, and recorded in the register of members and such other books and records of the Company or its transfer agents or registrars as may be required and delivered to the Participant or to a third party if the Participant directs that the Shares be delivered to such third party to hold for the benefit of the Participant (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, the Participant will have all the rights of a shareholder of the Company with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive dividends and distributions on such Shares.
ARTICLE III.
OTHER PROVISIONS
Section 3.1 Administration. The Committee shall have the power to interpret the Plan and the
Agreement and to adopt such rules for the administration, interpretation and application of the Plan and the Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee will be final and binding upon the Participant, the Company and all other interested Persons. To the extent allowable pursuant to

Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan or the Agreement.
Section 3.2 PSUs Not Transferable. The PSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the PSUs have been issued, and all restrictions applicable to such Shares have lapsed. No
PSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
Section 3.3 Adjustments. The Committee may accelerate the vesting or settlement of all or a portion of the PSUs in such circumstances as it, in its absolute discretion, may determine. The Participant acknowledges that the PSUs and the Shares subject to the PSUs are subject to adjustment, modification and termination in certain events as provided in the Agreement and the Plan, including Section 4(c) of the
Plan.
Section 3.4 Malus and Clawback  The Participant acknowledges that the PSUs and the
Shares acquired upon settlement of the PSUs shall be subject (including on a retroactive basis) to malus, clawback, recoupment, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into the Agreement) to the extent required by the Clawback Policy, the terms of any other malus and clawback policies of the Company Group or Applicable Law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform
and Consumer Protection Act) or as a result of any failure to comply with the Company’s policy on confidential information and proprietary business information, or any non-competition, non-solicitation, no-hire or other restrictive covenants in the Participant’s services agreement with the Company or any other agreement between the Participant and the Company, in each case as may be in effect from time to time.
Section 3.5 No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the
Plan, or the Participant’s acquisition or sale of the Shares underlying the PSUs. The Participant should consult with the Participant’s personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.
Section 3.6 Insider Trading/Market Abuse Laws. The Participant acknowledges that the
Participant may be subject to insider trading restrictions and/or market abuse laws in the United States, the United Kingdom and other jurisdictions, which may affect the  Participant’s ability to acquire or sell
Shares or rights to Shares (e.g., PSUs) under the Plan during such time as the Participant is considered to have “inside information” or “material non-public information” regarding the Company (as defined under
Applicable Law). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before the Participant possessed inside information or material non-public information and may also prohibit the Participant from placing (or recommending that others place)
orders while in possession of inside information or material non-public information. Furthermore, the
Participant could be prohibited from (i) disclosing any inside information or material non-public information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant should keep in mind that third parties include employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company PDMR Securities Dealing Code and Group Securities Dealing Code and any other applicable policies or procedures maintained by the Company and its Subsidiaries from time to time. The
Participant is responsible for ensuring compliance with any applicable restrictions and should consult with the Participant’s personal legal advisor on this matter.
Section 3.7 Notices. Any notice to be given under the terms of the Agreement to the Company shall be sent to the Company Secretary by email to Edward.Traynor@flutter.com with a copy sent by email to cosec@flutter.com, and any notice to be given to the Participant shall be addressed to the
Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.7, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or similar non-U.S. entity.
Section 3.8 Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Agreement.
Section 3.9 Governing Law. The laws of Ireland shall govern the interpretation, validity, administration, enforcement and performance of the terms of the Agreement, without giving effect to the conflict of laws provisions thereof. The courts of Ireland will have exclusive jurisdiction to determine any dispute in relation to the application of the Plan, save as to the extent that the Company refers the dispute to arbitration in accordance with Section 9(n) of the Plan. By accepting the Agreement, the Participant is deemed to have agreed to submit to such jurisdiction.
Section 3.10 Conformity to Securities Laws. The Participant acknowledges that the Plan and the
Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act of 1933, as amended from time to time, or any successor statute thereto, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the SEC, and state securities laws and regulations. Notwithstanding any other provision of the Plan or the
Agreement, the Plan shall be administered, and the PSUs are granted, only in such a manner as to conform to Applicable Law and shall be deemed amended to the extent necessary to conform to
Applicable Law.
Section 3.11 Amendment, Suspension and Termination. To the extent permitted by the Plan, the
Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of the Agreement shall materially and adversely impair the rights of the Participant without the prior written consent of the
Participant.
Section 3.12 Imposition of Other Requirement. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the PSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Section 3.13 No Waiver. Any right of the Company Group contained in the Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.
Section 3.14 Successors and Assigns. The Company may assign any of its rights under the
Agreement to single or multiple assignees, and the Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 hereof and the
Plan, the Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
Section 3.15 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or the Agreement, if the Participant is subject to Section 16 of the Exchange Act, the Plan, the
PSUs and the Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the
Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
Section 3.16 Not a Contract of Employment. Nothing in the Agreement or the Plan shall confer upon the Participant any right to serve as an employee or other service provider of any Company Group
Member or shall interfere with or restrict in any way the rights of any Company Group Member, which rights are hereby expressly reserved, to discharge or terminate the employment or other services of the
Participant at any time for any reason whatsoever, with or without Cause, except to the extent (a)
expressly provided otherwise in a written agreement between a Company Group Member and the
Participant or (b) where such provisions are not consistent with Applicable Law, in which case such
Applicable Law shall control.  The Plan and Agreement shall not constitute or form part of any contract of employment or other service agreement between any Company Group Member and the Participant.
Section 3.17 Entire Agreement. The Plan and the Agreement (including any exhibit hereto)
constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. The Participant expressly warrants that the Participant is not accepting the Agreement in reliance on any promises, representations, or inducements other than those contained herein.
Section 3.18 Section 409A. For Participants that are U.S. taxpayers, this Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.
However, notwithstanding any other provision of the Plan or the Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A of the Code, the
Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify the
Participant or any other Person for failure to do so) to adopt such amendments to the Plan or the
Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A of the Code or to comply with the requirements of Section 409A of the Code. Any ambiguities herein will be interpreted such that all payments and benefits to U.S. taxpayers will be exempt from, or comply with, the requirements of
Section 409A of the Code so that none of the PSUs provided under the Agreement will be subject to the additional tax imposed under Section 409A of the Code. Each payment payable under the Agreement is intended to constitute a separate payment for purposes of Treasury Regulation 1.409A-2(b)(2).
Section 3.19 Agreement Severable. In the event that any provision of the Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Agreement.
Section 3.20 Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests upon the Participant other than as herein provided. The Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs.
Section 3.21 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.
Section 3.22  Data Privacy. By participating in the Plan, the Participant’s attention is drawn to and the Participant acknowledges the Company’s data privacy notice provided to them, which sets out how the Participant’s personal data will be used and shared by the Company and its Subsidiaries. Such data privacy notice does not form part of the Plan or the Agreement and may be updated from time to time. Any such updates shall be notified to the Participant. As a condition of receipt of the Award, and without prejudice to the Participant’s acknowledgement of the Company’s legitimate interests in processing the Participant’s personal data, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about the Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares held in the Company or any of its
Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of the Award, the Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the
Company or any of its Subsidiaries or the Participant may elect to deposit any Shares. The Data related to the Participant will be held only as long as is necessary to implement, administer, and manage the
Participant’s participation in the Plan. The Participant may, at any time, view the Data held by the
Company with respect to the Participant, request additional information about the storage and processing of the Data with respect to the Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the

Participant’s ability to participate in the Plan and, in the Committee’s absolute discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws such Participant’s consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant may contact their local human resources representative.
* * * *
B-1
EXHIBIT B
TO PERFORMANCE SHARE UNIT AWARD GRANT NOTICE
PERFORMANCE CONDITIONS
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